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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ________________________



                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 25, 2002
                Date of Report (Date of earliest event reported)


                               WESTAR ENERGY, INC.
             (Exact name of registrant as specified in its charter)



             Kansas                       1-3523                48-0290150
  (State or other jurisdiction    (Commission file number)   (I.R.S. Employer
       of incorporation or                                  Identification No.)
         organization)


                  818 South Kansas Avenue, Topeka, Kansas 66612
                    (Address of principal executive offices)

                                 (785) 575-6300
              (Registrant's telephone number, including area code)


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                               WESTAR ENERGY, INC.

Item 5. Other Events

     On September 25, 2002, we issued a press release announcing the amount of a charge expected to be included in third quarter 2002 results resulting from marking to market the amount of a liability arising from a call option related to our 6.25 percent senior unsecured notes issued in August 1998. We also announced that we expect to receive a tax refund of approximately $54 million related to our 2001 consolidated federal tax return prior to year end 2002 and that we intend to maintain our $1.20 per share dividend in 2003. A copy of the press release is attached to this report.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

     Exhibit 99.1 - Press Release dated September 25, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Westar Energy, Inc.



Date September 25, 2002                             By /s/ Paul R. Geist
     -----------------------                           -----------------
                                            Paul R. Geist, Senior Vice President
                                            and Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit Number                                    Description of Exhibit

99.1                                      Press Release dated September 25, 2002